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UNITED STATES SECURITIES AND EXCHANGE COMMISSION	OMB Approval: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response……….38.0
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 6, 2006

Southwest Casino Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-50572	87-0686721
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN	55425
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 952-853-9990

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 6, 2006, Southwest Casino Corporation issued a press release announcing that the Minnesota Court of Appeals affirmed an earlier lower court decision granting summary judgment in favor of the Minnesota Racing Commission and North Metro Harness Initiative, LLC and dismissing claims that the Minnesota Racing Commission violated Minnesota’s Open Meeting Law when deciding to grant North Metro licenses to build and operate a harness racetrack and card room in Columbus Township, Anoka County Minnesota.  Southwest owns a 50% membership interest in North Metro.  This decision could be appealed to the Minnesota Supreme Court.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Southwest Casino Corporation Press Release issued June 6, 2006	Filed herewith

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION

Date: June 6, 2006

By:	/s/ Thomas E. Fox
Name:	Thomas E. Fox
Title:	President